UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 21, 2016

Liberty Global plc
(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35961	98-1112770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

Griffin House, 161 Hammersmith Rd, London, United Kingdom
W6 8BS
(Address of Principal Executive Office)

+44.208.483.6449 or 303.220.6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION / Item 8.01 OTHER EVENTS
On July 1, 2015, Liberty Global plc (Liberty Global) completed the approved steps of the “LiLAC Transaction” whereby it (i) reclassified its then outstanding Class A, Class B and Class C Liberty Global ordinary shares (collectively, the Old Liberty Global Ordinary Shares) into corresponding classes of new Liberty Global ordinary shares (collectively, the Liberty Global Ordinary Shares) and (ii) capitalized a portion of its share premium account and distributed as a dividend (or a “bonus issue” under U.K. law) its LiLAC ordinary shares (collectively, LiLAC Ordinary Shares). Pursuant to the LiLAC Transaction, each holder of Class A, Class B and Class C Old Liberty Global Ordinary Shares remained a holder of the same amount and class of Liberty Global Ordinary Shares and received one share of the corresponding class of LiLAC Ordinary Shares for each 20 Old Liberty Global Ordinary Shares held as of the record date for such distribution. During the second quarter of 2015, in anticipation of the issuance of the LiLAC Ordinary Shares, Liberty Global began presenting its operating segment in Puerto Rico as a separate reportable segment. Previously, Liberty Global's operating segment in Puerto Rico was included in its corporate and other category.

The purpose of this Form 8-K is to recast the following sections of Liberty Global's 2014 Annual Report on Form 10-K to give retroactive effect to the change to its reportable segments, as described above: (i) Management’s Discussion and Analysis of Financial Condition and Results of Operations and (ii) Consolidated Financial Statements of Liberty Global (together, the Recasted Financial Information). The Recasted Financial Information is filed herewith under Item 8.01 as Exhibit 99.1. Except as described above, Exhibit 99.1 does not update or modify in any way the amounts or disclosures included in the Recasted Financial Information and does not purport to reflect any information of events subsequent to the filing of Liberty Global's 2014 Annual Report on Form 10-K.

The information in this Form 8-K (including Exhibit 99.1) is considered “filed” under the Securities Exchange Act of 1934 (“the Exchange Act”) and is incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, as set forth by specific reference in such a filing.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Name

23.1	Consent of KPMG LLP
99.1	Recasted Financial Information
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL PLC

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: January 21, 2016

EXHIBIT INDEX

Exhibit No.	Name

23.1	Consent of KPMG LLP
99.1	Recasted Financial Information
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document